Rule 497(C)

                                                                 AUGUST 15, 2006
                                                       REVISED SEPTEMBER 1, 2006
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TOUCHSTONE
INVESTMENTS

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                                   PROSPECTUS

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Touchstone Diversified Small Cap Growth Fund


                      RESEARCH o DESIGN o SELECT o MONITOR


           The Securities and Exchange Commission has not approved the Fund's shares as an investment or determined whether this Prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.

              Dual Classes of Shares are offered in this Prospectus

PROSPECTUS                                                       AUGUST 15, 2006
                                                       REVISED SEPTEMBER 1, 2006

TOUCHSTONE INVESTMENTS

Touchstone Diversified Small Cap Growth Fund

The Diversified Small Cap Growth Fund (the "Fund") is a series of Touchstone Strategic Trust (the "Trust"), a group of equity mutual funds. The Trust is part of the Touchstone Funds that also includes Touchstone Investment Trust, a group of taxable bond and money market mutual funds, Touchstone Tax-Free Trust, a group of tax-free bond and money market mutual funds and Touchstone Variable Series Trust, a group of variable series funds. Each Touchstone Fund has a different investment goal and risk level. For further information about the Touchstone Funds, contact Touchstone at 1.800.543.0407.

The Fund is managed by Touchstone Advisors, Inc. ("Touchstone Advisors"). Touchstone Advisors has selected Fort Washington Investment Advisors, Inc. (the "Sub-Advisor" or "FWIA" ) to manage on a daily basis the investments held by the Fund.

TABLE OF CONTENTS
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                                                                            Page
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Diversified Small Cap Growth Fund..........................................
Investment Strategies and Risks............................................
The Fund's Management......................................................
Choosing a Class of Shares.................................................
Investing With Touchstone..................................................
Distributions and Taxes....................................................

DIVERSIFIED SMALL CAP GROWTH FUND

THE FUND'S INVESTMENT GOAL
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The Diversified Small Cap Growth Fund seeks long-term growth of capital.

ITS PRINCIPAL INVESTMENT STRATEGIES
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Under normal circumstances, the Fund will invest at least 80% of its assets in the common stocks of small cap companies. Shareholders will be provided with at least 60 days' prior notice of any change in this policy. A small cap company has a market capitalization of less than $2.5 billion. The Fund may invest in securities in the technology sector.

The Fund will generally hold approximately 80 - 120 stocks.

The Fund will invest in securities that the Sub-Advisor believes will capitalize on inefficiencies that exist in the small cap growth market by focusing on:

      o Companies that are experiencing improving secular or cyclical fundamental trends;

      o     High quality, well-managed companies; and

      o     Companies with competitive business models

THE KEY RISKS
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The Fund's share price will fluctuate. You could lose money on your investment in the Fund and the Fund could also return less than other investments:

      o     If the stock market as a whole goes down

      o If the Sub-Advisors' investment approach does not accurately identify attractive investments

      o If the companies the Fund invests in do not grow as rapidly or increase in value as expected

      o Because securities of small cap companies may be more thinly traded and may have more frequent and larger price changes than securities of large cap companies

      o Because the Fund may invest in the technology sector which at times may be subject to greater market fluctuation than other sectors

      o Because growth oriented funds may underperform when value investing is in favor

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation ("FDIC") or any other government agency.

As with any mutual fund, there is no guarantee that the Fund will achieve its goal.

You can find more information about the Fund's investments and risks under the "Investment Strategies and Risks" section of this Prospectus.

PERFORMANCE NOTE
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The Fund's performance information is only shown when the Fund has had a full calendar year of operations. Since the Fund began operations in September 2006, there is no performance information included in this Prospectus.

THE FUND'S FEES AND EXPENSES
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This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund:

                                                             SHAREHOLDER FEES
                                                (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
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                                                 Class A Shares             Class I Shares
Maximum Sales Charge Imposed on
  Purchases (as a percentage of offering price)     5.75%(1)                     None
Maximum Deferred Sales Charge
  (as a percentage of original purchase price
  or the amount redeemed, whichever is less)            *                        None
Wire Redemption Fee                                 Up to $15                  Up to $15
----------------------------------------------------------------------------------------------

                                                        ANNUAL FUND OPERATING EXPENSES
                                                 (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
----------------------------------------------------------------------------------------------
Management Fees                                       1.05%                      1.05%
Distribution (12b-1) Fees                             0.25%                         0%
Other Expenses
   Sponsor Fees(2)                                    0.20%                      0.20%
   Other Fees(3)                                      0.24%                      0.24%
Total Annual Fund Operating Expenses                  1.74%                      1.49%
Fee Waiver and/or Expense Reimbursement(4)            0.34%                      0.34%
Net Expenses                                          1.40%                      1.15%
----------------------------------------------------------------------------------------------

* Purchases of $1 million or more do not pay a front-end sales charge, but may pay a contingent deferred sales charge ("CDSC") of 1.00% if shares are redeemed within 1 year of their purchase and compensation was paid to an unaffiliated broker-dealer.

(1) You may pay a reduced sales charge on very large purchases. (See "Reduced Class A Sales Charge" in this Prospectus.)

(2) Pursuant to a Sponsor Agreement between Touchstone Advisors and the Trust, Touchstone Advisors has agreed to provide certain management support and administrative oversight services to the Fund, in exchange for the payment of a sponsor fee. For more information, see "The Investment Advisor and Sub-Advisor" in the Statement of Additional Information.

(3)   Other expenses are based on estimated amounts for the current fiscal year.

(4) Under the Sponsor Agreement, Touchstone Advisors has contractually agreed to waive a portion of its advisory fee and/or reimburse certain Fund expenses in order to limit Net Expenses to 1.40% for Class A shares and 1.15% for Class I shares (the "Sponsor Agreement"). The expense limitation will remain in place until at least August 1, 2007.

EXAMPLE. The following example should help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

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                              Class A Shares                 Class I Shares
1 Year                            $  709                          $117
3 Years(1)                        $1,060                          $438
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(1)   The example for the 3 year period is calculated using the Total Annual
      Fund Operating Expenses before the limits agreed to under the Sponsor Agreement with Touchstone Advisors for periods after year 1.

INVESTMENT STRATEGIES AND RISKS

The Sub-Advisor employs a four-step investment process:

      1. Proprietary Quantitative Selection Criteria - The small cap growth stock universe is analyzed through a quantitative model and stocks are given rankings along four dimensions: Fundamental, Risk, Valuation and Technical. This reduces the universe to a bullpen of approximately 300 stocks.

      2. Fundamental Research - Bottom-up fundamental research is conducted on the resulting bullpen of stocks along several dimensions, such as Earnings Drivers, Business Model, and Operating Margins.

      3. Team Review - A Portfolio Manager recommends stocks after performing the fundamental research. Each Portfolio Manager specializes in one or more economic sectors, and is responsible for making recommendations within that sector. The entire investment team reviews this recommendation, determining whether to add it to the Fund along with the corresponding position weight, if applicable.

      4. Portfolio Construction - The portfolio is constructed subject to guidelines and constraints. A risk overlay is added to ensure optimal positioning with respect to macroeconomic trends. Positions are consistently monitored and an annual intensive review is conducted to determine if drivers of growth are still present in each security.

CAN THE FUND DEPART FROM ITS NORMAL STRATEGIES?
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The Fund may depart from its investment strategies by taking temporary defensive positions in response to adverse market, economic, political or other conditions, including conditions when the Sub-Advisor is unable to identify attractive investment opportunities. The Fund's temporary investments may include money market instruments or other short-term securities. During these times, the Fund may not achieve its investment goal.

DOES THE FUND ENGAGE IN ACTIVE TRADING OF SECURITIES?
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The Fund may engage in active trading to achieve its investment goal. This may cause the Fund to realize higher capital gains, which would be passed on to you. Higher capital gains could increase your tax liability. Frequent trading also increases transaction costs, which would lower the Fund's performance.

CAN THE FUND CHANGE ITS INVESTMENT GOAL WITHOUT SHAREHOLDER APPROVAL?
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The Fund may change its investment goal by a vote of the Board of Trustees without shareholder approval. You would be notified at least 30 days before any change takes effect.

DOES THE FUND HAVE OTHER INVESTMENT STRATEGIES, IN ADDITION TO ITS PRINCIPAL INVESTMENT STRATEGIES?
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The Fund may also invest in:

      o     Initial public offerings

      o     Securities of foreign companies

      o American depository receipts ("ADRs"), American depository shares ("ADSs") and other depository receipts

      o     Securities of companies in emerging market countries

      o     Cash equivalents

ADDITIONAL INFORMATION ABOUT FUND INVESTMENTS
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FOREIGN COMPANIES are companies that meet all of the following criteria:

      o     They are organized under the laws of a foreign country

      o     They maintain their principal place of business in a foreign country

      o The principal trading market for their securities is located in a foreign country

      o They derive at least 50% of their revenues or profits from operations in foreign countries

      o     They have at least 50% of their assets located in foreign countries

ADRS, ADSS AND OTHER DEPOSITORY RECEIPTS. ADRs and ADSs are securities that represent an ownership interest in a foreign security. They are generally issued by a U.S. bank to U.S. buyers as a substitute for direct ownership of a foreign security and are traded on U.S. exchanges.

EMERGING MARKET COUNTRIES are countries other than Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States. When the Fund invests in securities of a company in an emerging market country, it invests in securities issued by a company that meet one or more of the following criteria:

      o     It is organized under the laws of an emerging market country

      o It maintains its principal place of business in an emerging market country

      o The principal trading market for its securities is located in an emerging market country

      o It derives at least 50% of its revenues or profits from operations within emerging market countries

      o It has at least 50% of its assets located in emerging market countries

OTHER INVESTMENT COMPANIES. The Fund may invest in securities issued by other investment companies. Touchstone Advisors has received an exemptive order from the SEC that permits the Fund to invest its uninvested cash or cash collateral in one or more affiliated money market funds. The Fund may invest up to 25% of its total assets in affiliated money market funds, subject to the Fund's investment limitations and certain other conditions pursuant to the exemptive order.

WHAT ARE THE PRINCIPAL RISKS OF INVESTING IN THE FUND?
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MARKET RISK. Investments in common stocks are subject to stock market risk.
Stock prices in general may decline over short or even extended periods, regardless of the success or failure of a particular company's operations. Stock markets tend to run in cycles, with periods when stock prices generally go up and periods when they generally go down. In addition, stocks fall into four broad market capitalization categories - large cap, mid cap, small cap and micro cap. Investing primarily in one category carries the risk that due to market conditions, that category may be out of favor. For example, if valuations of large cap companies appear to be greatly out of proportion to the valuations of smaller cap companies, investors may migrate to the stocks of smaller sized companies, causing a fund that invests in these companies to increase in value more rapidly than a fund that invests in larger, fully-valued companies. The price of stocks tends to go up and down more than the price of bonds.

      o SMALL CAP COMPANIES. Small cap stock risk is the risk that stocks of smaller companies may be subject to more abrupt or erratic market movements than stocks of larger, more established companies. Small companies may have limited product lines or financial resources, or may be dependent upon a small or inexperienced management group. In addition, small cap stocks typically are traded in lower volume, and their issuers typically are subject to greater degrees of changes in their earnings and prospects.

      o TECHNOLOGY SECURITIES. The value of technology securities may fluctuate dramatically and technology securities may be subject to greater than average financial and market risk. Investments in the high technology sector include the risk that certain products may be subject to competitive pressures and aggressive pricing and may become obsolete and the risk that new products will not meet expectations or even reach the market.

INVESTMENT STYLE RISK. Different investment styles tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. The Fund may outperform or underperform other funds that employ a different investment style. Examples of different investment styles include growth and value investing. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company's growth of earnings potential. Also, since growth companies usually invest a high portion of earnings in their business, growth stocks may lack the dividends of some value stocks that can cushion stock prices in a falling market. Growth oriented funds will typically underperform when value investing is in favor. Value stocks are those that are undervalued in comparison to their peers due to adverse business developments or other factors.

WHERE CAN I FIND INFORMATION ABOUT THE FUND'S PORTFOLIO HOLDINGS DISCLOSURE POLICIES?
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A description of the Fund's policies and procedures for disclosing portfolio securities to any person is available in the Statement of Additional Information ("SAI").

THE FUND'S MANAGEMENT

INVESTMENT ADVISOR
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TOUCHSTONE ADVISORS, INC. ("TOUCHSTONE ADVISORS")
303 BROADWAY, SUITE 1100, CINCINNATI, OH 45202

Touchstone Advisors has been a registered investment advisor since 1994. As of December 31, 2005, Touchstone Advisors had approximately $4.0 billion in assets under management.

Touchstone Advisors is responsible for selecting the Fund's Sub-Advisor, subject to approval by the Board of Trustees. Touchstone Advisors selects a Sub-Advisor that has shown good investment performance in its areas of expertise. Touchstone Advisors considers various factors in evaluating a Sub-Advisor, including:

      o     Level of knowledge and skill

      o     Performance as compared to its peers or benchmark

      o     Consistency of performance

      o     Level of compliance with investment rules and strategies

      o     Employees, facilities and financial strength

      o     Quality of service

Touchstone Advisors will also continually monitor the Sub-Advisor's performance through various analyses and through in-person, telephone and written consultations with the Sub-Advisor. Touchstone Advisors discusses its expectations for performance with the Sub-Advisor. Touchstone Advisors provides evaluations and recommendations to the Board of Trustees, including whether or not the Sub-Advisor's contract should be renewed, modified or terminated.

The SEC has granted an exemptive order that permits the Trust or Touchstone Advisors, under certain conditions, to select or change unaffiliated Sub-Advisors, enter into new sub-advisory agreements or amend existing sub-advisory agreements without first obtaining shareholder approval. The Fund must still obtain shareholder approval of any sub-advisory agreement with a Sub-Advisor affiliated with the Trust or Touchstone Advisors other than by reason of serving as a Sub-Advisor to one or more Touchstone Funds. Shareholders of the Fund will be notified of any changes in its Sub-Advisor.

Touchstone Advisors is also responsible for running all of the operations of the Fund, except those that are subcontracted to the Sub-Advisor, custodian, transfer, accounting and administrative agent, or other parties.

The Fund pays Touchstone Advisors a fee for its services. Out of this fee Touchstone Advisors pays the Sub-Advisor a fee for its services. The fee to be paid by the Fund during its current fiscal year is 1.05% of its average daily net assets.

SUB-ADVISOR
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FORT WASHINGTON INVESTMENT ADVISORS, INC. ("FWIA")
THE HUNTINGTON CENTER, 41 SOUTH HIGH STREET, SUITE 2495
COLUMBUS, OHIO 43215

Touchstone Advisors has selected FWIA to manage the Fund's investments. FWIA makes the daily decisions regarding buying and selling specific securities for the Fund, according to the Fund's investment goal and strategies.

FWIA has been a registered investment advisor since 1990 and has managed the Fund since its inception. The Fund is managed by an investment committee of the Sub-Advisor, which consists of four members. The investment committee makes the investment decisions for the Fund, and is primarily responsible for the day-to-day management of the Fund's portfolio. The SAI provides additional information about each portfolio manager's compensation, other managed accounts, and ownership of securities in the managed Funds. The four members of the investment committee are listed below.

Richard R. Jandrain III, Managing Director - Growth Equity. Mr. Jandrain joined FWIA in 2004 as Managing Director, Vice President and Senior Portfolio Manger. He was Chief Equity Strategist, Chief Investment Officer of Equities with Banc One Investment Advisors Corporation from 1992 to 2004.

Daniel J. Kapusta, Senior Portfolio Manager. Mr. Kapusta joined FWIA in 2004 as Vice President and Senior Portfolio Manager. He was Growth Team Leader, Portfolio Manager, Senior Equity Research Analyst with Banc One Investment Advisors Corporation from 1992 to 2004.

David K. Robinson, CFA, Senior Portfolio Manager. Mr. Robinson joined FWIA in 2004 as Vice President and Senior Portfolio Manager. He was Portfolio Manager, Senior Equity Research Analyst with Banc One Investment Advisors Corporation from 1994 to 2004.

Bihag Patel, CFA, Senior Portfolio Manager. Mr. Patel joined FWIA in 2004 as Vice President and Senior Portfolio Manager. He was Portfolio Manager, Senior Equity Analyst with Banc One Investment Advisors Corporation from 1998 to 2004.

Investment strategy, asset allocation, portfolio construction, research and security selection are handled by the investment committee in an interactive environment. Each committee member is responsible for an entire sector of the small cap growth market plus, since it represents a relatively small portion of the market, a portion of the finance sector, as noted below:

      o     Rick Jandrain - Technology & Finance (REITs)

      o     Dan Kapusta - Consumer & Finance (Diversified)

      o     David Robinson - Industrial & Finance (Banks)

      o     Bihag Patel - Healthcare & Finance (Insurance)

Rick Jandrain, as Managing Director for the Sub-Advisor, has ultimate responsibility for overall portfolio management.

The fee payable to FWIA by Touchstone Advisors during the current fiscal year is 0.65% of the Fund's average net assets.

A discussion of the basis for the Board of Trustees' approval of the Fund's advisory and sub-advisory agreement will appear in the Trust's September 30, 2006 Semi-Annual Report.

CHOOSING A CLASS OF SHARES

Class A and Class I shares offered by the Fund have different sales charges and distribution fees. The amount of sales charges and distribution fees you pay will depend on which class of shares you decide to purchase.

CLASS A SHARES
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The offering price of Class A shares of the Fund is equal to its net asset value
("NAV") plus a front-end sales charge that you pay when you buy your shares. The front-end sales charge is generally deducted from the amount of your investment.

CLASS A SALES CHARGE. The following table shows the amount of front-end sales charge you will pay on purchases of Class A shares. The amount of front-end sales charge is shown as a percentage of (1) offering price and (2) the net amount invested after the charge has been subtracted. Note that the front-end sales charge gets lower as your investment amount gets larger.

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                                    SALES CHARGE AS % OF    SALES CHARGE AS % OF
AMOUNT OF YOUR INVESTMENT              OFFERING PRICE        NET AMOUNT INVESTED
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Under $50,000                               5.75%                   6.10%
$50,000 but less than $100,000              4.50%                   4.71%
$100,000 but less than $250,000             3.50%                   3.63%
$250,000 but less than $500,000             2.95%                   3.04%
$500,000 but less than $1 million           2.25%                   2.30%
$1 million or more                          0.00%                   0.00%
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WAIVER OF CLASS A SALES CHARGE. There is no front-end sales charge if you invest
$1 million or more in Class A shares of the Fund. If you redeem shares that were part of the $1 million breakpoint purchase within one year, you may pay a contingent deferred sales charge ("CDSC") of 1% on the shares redeemed, if a commission was paid by Touchstone Securities, Inc. ("Touchstone") to a participating unaffiliated dealer. There is no front-end sales charge on exchanges between Funds or dividends reinvested in the Fund. In addition, there is no front-end sales charge on the following purchases:

      o Purchases by registered representatives or other employees (and their immediate family members*) of broker-dealers, banks, or other financial institutions having agreements with Touchstone.

      o Purchases in accounts as to which a broker-dealer or other financial intermediary charges an asset management fee economically comparable to a sales charge, provided the broker-dealer or other financial intermediary has an agreement with Touchstone.

      o Purchases by a trust department of any financial institution in its capacity as trustee to any trust.

      o Purchases through processing organizations described in this Prospectus.

      o Purchases by an employee benefit plan having more than 25 eligible employees or a minimum of $250,000 invested in the Touchstone Funds.

      o Purchases by an employee benefit plan that is provided administrative services by a third party administrator that has entered into a special service arrangement with Touchstone.

      * Immediate family members are defined as the spouse, parents, siblings, domestic partner, natural or adopted children, mother-in-law, father-in-law, brother-in-law and sister-in-law of a registered representative or employee. The term "employee" is deemed to include current and retired employees.

Sales charge waivers must be qualified in advance by Touchstone by marking the appropriate section on the investment application and completing the "Eligibility for Exemption from Sales Charge" form. You can obtain the application and form by calling Touchstone at 1.800.543.0407 or by visiting the touchstoneinvestments.com website. Purchases at NAV may be made for investment only, and the shares may not be resold except through redemption by or on behalf of the Fund. At the option of the Fund, the front-end sales charge may be included on future purchases.

REDUCED CLASS A SALES CHARGE. You may also purchase Class A shares of the Fund at the reduced sales charges shown in the table above through the Rights of Accumulation Program or by signing a Letter of Intent. The following purchasers ("Qualified Purchasers") may qualify for a reduced sales charge under the Rights of Accumulation Program or Letter of Intent:

      o an individual, an individual's spouse, an individual's children under the age of 21; or

      o a trustee or other fiduciary purchasing shares for a single fiduciary account although more than one beneficiary is involved; or

      o employees of a common employer, provided that economies of scale are realized through remittances from a single source and quarterly confirmation of such purchases are provided; or

      o an organized group, provided that the purchases are made through a central administrator, a single dealer or other means which result in economy of sales effort or expense.

The following accounts ("Qualified Accounts") held in Class A shares of any Touchstone Fund sold with a front-end sales charge may be grouped together to qualify for the reduced sales charge under the Rights of Accumulation Program or Letter of Intent:

      o     Individual accounts

      o     Joint tenant with rights of survivorship accounts

      o     Uniform gift to minor accounts ("UGTMA")

      o     Trust accounts

      o     Estate accounts

      o     Guardian/Conservator accounts

      o IRA accounts, including Traditional, Roth, SEP, SIMPLE and 403(b)(7) custodial accounts

      o     Coverdell Education Savings Accounts

RIGHTS OF ACCUMULATION PROGRAM. Under the Rights of Accumulation Program, you may qualify for a reduced sales charge by aggregating all of your investments held in a Qualified Account. You or your dealer must notify Touchstone at the time of purchase that a purchase qualifies for a reduced sales charge under the Rights of Accumulation Program and must provide either a list of account numbers or copies of account statements verifying your qualification. If your shares are held directly in a Touchstone Fund or through a dealer, you may combine the historical cost or current NAV (whichever is higher) of your existing Class A shares of any Touchstone Fund sold with a front-end sales charge with the amount of your current purchase in order to take advantage of the reduced sales charge. Historical cost is the price you actually paid for the shares you own, plus your reinvested dividends and capital gains. If you are using historical cost to qualify for a reduced sales charge, you should retain any records to substantiate your historical costs since the Fund, its transfer agent or your broker-dealer may not maintain this information.

If your shares are held through financial intermediaries and/or in a retirement account (such as a 401(k) or employee benefit plan), you may combine the current NAV of your existing Class A shares of any Touchstone Fund sold with a front-end sales charge with the amount of your current purchase in order to take advantage of the reduced sales charge. You or your financial intermediary must notify Touchstone at the time of purchase that a purchase qualifies for a reduced sales charge under the Rights of Accumulation Program and must provide copies of account statements dated within three months of your current purchase verifying your qualification.

Upon receipt of the above referenced supporting documentation, Touchstone will calculate the combined value of all of the Qualified Purchaser's Qualified Accounts to determine if the current purchase is eligible for a reduced sales charge. Purchases made for nominee or street name accounts (securities held in the name of a dealer or another nominee such as a bank trust department instead of the customer) may not be aggregated with purchases for other accounts and may not be aggregated with other nominee or street name accounts unless otherwise qualified as described above.

LETTER OF INTENT. If you plan to invest at least $50,000 (excluding any reinvestment of dividends and capital gains distributions) during the next 13 months in Class A shares of any Touchstone Fund sold with a front-end sales charge, you may qualify for a reduced sales charge by completing the Letter of Intent section of your account application. A Letter of Intent indicates your intent to purchase at least $50,000 in Class A shares of any Touchstone Fund sold with a front-end sales charge over the next 13 months in exchange for a reduced sales charge indicated on the above chart. The minimum initial investment under a Letter of Intent is $10,000. You are not obligated to purchase additional shares if you complete a Letter of Intent. However, if you do not buy enough shares to qualify for the projected level of sales charge by the end of the 13-month period (or when you sell your shares, if earlier), your sales charge will be recalculated to reflect your actual purchase level. During the term of the Letter of Intent, shares representing 5% of your intended purchase will be held in escrow. If you do not purchase enough shares during the 13-month period to qualify for the projected reduced sales charge, the additional sales charge will be deducted from your escrow account. If you have purchased Class A shares of any Touchstone Fund sold with a front-end sales charge within 90 days prior to signing a Letter of Intent, they may be included as part of your intended purchase. You must provide either a list of account numbers or copies of account statements verifying your purchases within the past 90 days.

OTHER INFORMATION. Information about sales charges and breakpoints is also available in a clear and prominent format on the touchstoneinvestments.com website. You can access this information by selecting "Sales Charges and Breakpoints" under the "Fund Information" link. For more information about qualifying for a reduced or waived sales charge, contact your financial advisor or contact Touchstone at 1.800.543.0407.

CLASS I SHARES
--------------------------------------------------------------------------------

Class I shares of the Fund are sold at NAV without an initial sales charge so that the full amount of your purchase payment may be immediately invested in the Fund.

      o You may invest in Class I shares by establishing an account through financial institutions that have appropriate selling agreements with Touchstone.

      o Before investing in the Fund through your financial institution, you should read any materials provided by your financial institution together with this Prospectus.

      o The minimum amount for initial investments in Class I shares of the Fund is $250,000. There is no minimum amount for additional investments.

      o Your financial institution will act as the shareholder of record of your Class I shares.

      o Touchstone reserves the right to restrict or reject any purchase request that it regards as disruptive to efficient portfolio management. For example, a purchase request could be rejected because of the timing of the investment or because of a history of excessive trading by the investor. (See "Market Timing Policy" in this Prospectus.)

      o Purchase orders received by financial institutions by the close of the regular session of trading on the New York Stock Exchange ("NYSE"), generally 4:00 p.m. EST, are processed at that day's net asset value ("NAV"). Purchase orders received by financial institutions after the close of the regular session of trading on the NYSE are processed at the NAV next determined on the following business day. It is the responsibility of the financial institution to transmit orders that will be received by Touchstone in proper form and in a timely manner.

      o Touchstone considers a purchase or sales order as received when an authorized financial institution, or its authorized designee, receives the order in proper form. These orders will be priced based on the Fund's NAV next computed after such order is received in proper form.

      o Financial institutions may set different minimum initial and additional investment requirements, may impose other restrictions or may charge you fees for their services.

      o Financial institutions may designate intermediaries to accept purchase and sales orders on the Fund's behalf.

      o Your financial institution may receive compensation from the Fund, Touchstone, Touchstone Advisors or their affiliates.

      o For more information about how to purchase shares, call Touchstone at 1.800.543.0407 or call your financial institution.

DISTRIBUTION ARRANGEMENTS
--------------------------------------------------------------------------------
12B-1 DISTRIBUTION PLANS. The Fund has adopted a distribution plan under Rule 12b-1 of the 1940 Act for its Class A shares. The plan allows the Fund to pay distribution and other fees for the sale and distribution of its shares and for services provided to shareholders. Under the Class A plan, the Fund pays an annual fee of up to 0.25% of average daily net assets that are attributable to Class A shares. Because this fee is paid out of the Fund's assets on an ongoing basis, it will increase the cost of your investment and over time may cost you more than paying other types of sales charges.

DEALER COMPENSATION. Touchstone, the Trust's principal underwriter, at its expense (from a designated percentage of its income) currently provides additional compensation to certain dealers. Touchstone pursues a focused distribution strategy with a limited number of dealers who have sold shares of the Fund or other Touchstone Funds. Touchstone reviews and makes changes to the focused distribution strategy on a continual basis. These payments are generally based on a pro rata share of a dealer's sales. Touchstone may also provide compensation in connection with conferences, sales or training programs for employees, seminars for the public, advertising and other dealer-sponsored programs. Touchstone Advisors, at its expense, may also provide additional compensation to certain affiliated and unaffiliated dealers, financial intermediaries or service providers for distribution, administrative and/or shareholder servicing activities. Touchstone Advisors may also reimburse Touchstone for making these payments.

INVESTING WITH TOUCHSTONE

CHOOSING THE APPROPRIATE INVESTMENTS TO MATCH YOUR GOALS. Investing well requires a plan. We recommend that you meet with your financial advisor to plan a strategy that will best meet your financial goals.

PURCHASING YOUR SHARES
--------------------------------------------------------------------------------
Please read this Prospectus carefully and then determine how much you want to invest. You may purchase shares of the Fund directly from Touchstone or through your financial advisor. In any event, you must complete an investment application. You can obtain an investment application from Touchstone, your financial advisor, or by visiting our website at touchstoneinvestments.com. Check below to find the minimum investment requirements and ways to purchase shares in the Fund.

For more information about how to purchase shares, call Touchstone at 1.800.543.0407.

      ! INVESTOR ALERT: Each Touchstone Fund reserves the right to restrict or reject any purchase request, including exchanges from other Touchstone Funds, that it regards as disruptive to efficient portfolio management. For example, a purchase request could be rejected because of the timing of the investment or because of a history of excessive trading by the investor. (See "Market Timing Policy" in this Prospectus.)

--------------------------------------------------------------------------------
                                                         INITIAL      ADDITIONAL
MINIMUM INVESTMENT REQUIREMENTS - CLASS A                INVESTMENT   INVESTMENT
--------------------------------------------------------------------------------
Regular Account                                          $   1,000       $ 50
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Retirement Plan Account or Custodial Account Under       $     250       $ 50
a Uniform Gifts/Transfers to Minors
Act("UGTMA")
--------------------------------------------------------------------------------
Investments through the Automatic Investment Plan        $      50       $ 50
--------------------------------------------------------------------------------
MINIMUM INVESTMENT REQUIREMENTS - ALL CLASS I ACCOUNTS   $250,000     NO MINIMUM

o INVESTOR ALERT: Touchstone may change these initial and additional investment minimums at any time.

OPENING AN ACCOUNT
--------------------------------------------------------------------------------
IMPORTANT INFORMATION ABOUT PROCEDURES FOR OPENING AN ACCOUNT

Federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. What this means for you: When you open an account, we will ask for your name, residential address, date of birth, government identification number and other information that will allow us to identify you. We may also ask to see your driver's license or other identifying documents. If we do not receive these required pieces of information, there may be a delay in processing your investment request, which could subject your investment to market risk. If we are unable to immediately verify your identity, the Fund may restrict further investment until your identity is verified. However, if we are unable to verify your identity, the Fund reserves the right to close your account without notice and return your investment to you at the price determined as of 4:00 p.m. eastern time ("ET") on the day that your account is closed. If we close your account because we are unable to verify your identity, your investment will be subject to market fluctuation, which could result in a loss of a portion of your principal investment.

INVESTING IN THE FUND
--------------------------------------------------------------------------------

BY MAIL OR THROUGH YOUR FINANCIAL ADVISOR

      o Please make your check (drawn on a U.S. bank and payable in U.S. dollars) payable to the Touchstone Funds. We do not accept third party checks for initial investments.

      o Send your check with the completed investment application by regular mail to Touchstone, P.O. Box 5354, Cincinnati, Ohio 45201-5354, or by overnight mail to Touchstone, 303 Broadway, Suite 1100, Cincinnati, Ohio 45202-4203.

      o Your application will be processed subject to your check clearing. If your check is returned for insufficient funds or uncollected funds, you may be charged a fee and you will be responsible for any resulting loss to the Fund.

      o     You may also open an account through your financial advisor.

BY EXCHANGE

      o You may exchange Class A shares of the Fund for Class A shares of another Touchstone Fund at NAV. You may also exchange Class A shares of the Fund for Class A shares of any Touchstone money market fund, except the Institutional Money Market Fund.

      o     You do not have to pay any exchange fee for your exchange.

      o Shares otherwise subject to a CDSC will not be charged a CDSC in an exchange. However, when you redeem the shares acquired through the exchange, the shares you redeem may be subject to a CDSC, depending on when you originally purchased the exchanged shares. For purposes of computing the CDSC, the length of time you have owned your shares will be measured from the date of original purchase and will not be affected by any exchange.

      o You should carefully review the disclosure provided in the Prospectus relating to the exchanged-for shares before making an exchange of your Fund shares.

THROUGH RETIREMENT PLANS

You may invest in the Fund through various retirement plans. These include individual retirement plans and employer sponsored retirement plans.

      INDIVIDUAL RETIREMENT PLANS

      o     Traditional Individual Retirement Accounts ("IRAs")

      o     Savings Incentive Match Plan for Employees ("SIMPLE IRAs")

      o     Spousal IRAs

      o     Roth Individual Retirement Accounts ("Roth IRAs")

      o     Coverdell Education Savings Accounts ("Education IRAs")

      o     Simplified Employee Pension Plans ("SEP IRAs")

      o     403(b)(7) Custodial Accounts

      EMPLOYER SPONSORED RETIREMENT PLANS

      o     Defined benefit plans

      o Defined contribution plans (including 401(k) plans, profit sharing plans and money purchase plans)

      o     457 plans

      SPECIAL TAX CONSIDERATION
To determine which type of retirement plan is appropriate for you, please contact your tax advisor.

For further information about any of the plans, agreements, applications and annual fees, contact Touchstone at 1.800.543.0407 or contact your financial advisor.

THROUGH A PROCESSING ORGANIZATION

You may also purchase shares of the Fund through a "processing organization," (e.g., a mutual fund supermarket) which is a broker-dealer, bank or other financial institution that purchases shares for its customers. Some of the Touchstone Funds have authorized certain processing organizations to receive purchase and sales orders on their behalf. Before investing in the Fund through a processing organization, you should read any materials provided by the processing organization together with this Prospectus. When shares are purchased this way, there may be various differences. The processing organization may:

      o     Charge a fee for its services

      o     Act as the shareholder of record of the shares

      o     Set different minimum initial and additional investment requirements

      o     Impose other charges and restrictions

      o Designate intermediaries to accept purchase and sales orders on the Funds' behalf

o Touchstone considers a purchase or sales order as received when an authorized processing organization, or its authorized designee, receives the order in proper form. These orders will be priced based on the Fund's NAV (or offering price, if applicable) next computed after such order is received in proper form.

o Shares held through a processing organization may be transferred into your name following procedures established by your processing organization and Touchstone. Certain processing organizations may receive compensation from the Fund, Touchstone, Touchstone Advisors or their affiliates.

o It is the responsibility of the processing organization to transmit properly completed orders so that they will be received by Touchstone in a timely manner.

PRICING OF PURCHASES
--------------------------------------------------------------------------------
We price direct purchases in the Fund based upon the next determined public offering price (NAV plus any applicable sales charge) after your order is received. Direct purchase orders received by Touchstone, or its authorized agent, by the close of the regular session of trading on the New York Stock Exchange ("NYSE"), generally 4:00 p.m. ET, are processed at that day's public offering price. Direct purchase orders received by Touchstone, or its authorized agent, after the close of the regular session of trading on the NYSE, generally 4:00 p.m. ET, are processed at the public offering price next determined on the following business day. It is the responsibility of Touchstone's authorized agent to transmit orders that will be received by Touchstone in proper form and in a timely manner.

ADDING TO YOUR ACCOUNT
--------------------------------------------------------------------------------
BY CHECK

o Complete the investment form provided at the bottom of a recent account statement.

o Make your check (drawn on a U.S. bank and payable in U.S. dollars) payable to the Touchstone Funds.

o     Write your account number on the check.

o Either: (1) Mail the check with the investment form to Touchstone; or (2) Mail the check directly to your financial advisor at the address printed on your account statement. Your financial advisor is responsible for forwarding payment promptly to Touchstone.

o If your check is returned for insufficient funds or uncollected funds, you may be charged a fee and you will be responsible for any resulting loss to the Fund.

BY WIRE

o     Contact Touchstone or your financial advisor for further instructions.

o Contact your bank and ask it to wire federal funds to Touchstone. Specify your name and account number when remitting the funds.

o     Banks may charge a fee for handling wire transfers.

o Purchases in the Fund will be processed at that day's NAV (or public offering price, if applicable) if Touchstone receives a properly executed wire by the close of the regular session of trading on the NYSE, generally 4:00 p.m. ET, on a day when the NYSE is open for regular trading.

BY EXCHANGE

o You may add to your account by exchanging Class A shares from an unaffiliated mutual fund or from another Touchstone Fund.

o For information about how to exchange shares among the Touchstone Funds, see "Opening an Account - By exchange" in this Prospectus.

PURCHASES WITH SECURITIES

o Shares may be purchased by tendering payment in-kind in the form of marketable securities, including but not limited to, shares of common stock, provided the acquisition of such securities is consistent with the Fund's investment goal and is otherwise acceptable to Touchstone Advisors.

AUTOMATIC INVESTMENT OPTIONS
--------------------------------------------------------------------------------
The various ways that you can automatically invest in the Fund are outlined below. Touchstone does not charge any fees for these services. For further details about these services, call Touchstone at 1.800.543.0407.

AUTOMATIC INVESTMENT PLAN. You can pre-authorize monthly investments in Class A shares of the Fund of $50 or more to be processed electronically from a checking or savings account. You will need to complete the appropriate section in the investment application to do this.

REINVESTMENT/CROSS REINVESTMENT. Dividends and capital gains of Class A shares can be automatically reinvested in the Fund or in another Touchstone Fund Class A shares without a fee or sales charge. Dividends and capital gains of Class I shares can be automatically reinvested in the Fund without a fee or sales charge. Dividends and capital gains will be reinvested in the Fund, unless you indicate otherwise on your investment application. You may also choose to have your dividends or capital gains paid to you in cash.

DIRECT DEPOSIT PURCHASE PLAN. You may automatically invest Social Security checks, private payroll checks, pension pay outs or any other pre-authorized government or private recurring payments in Class A shares of the Fund.

DOLLAR COST AVERAGING. Our dollar cost averaging program allows you to diversify your investments by investing the same amount on a regular basis. You can set up periodic automatic exchanges of at least $50 from one Touchstone Fund Class A share to any other Class A share. The applicable sales charge, if any, will be assessed.

SELLING YOUR SHARES
--------------------------------------------------------------------------------
You may sell some or all of your shares on any day that the Fund calculates its NAV. If your request is received by Touchstone, or its authorized agent, in proper form by the close of regular trading on the NYSE (normally 4:00 p.m. ET), you will receive a price based on that day's NAV for the shares you sell. Otherwise, the price you receive will be based on the NAV that is next calculated.

BY TELEPHONE

o You can sell or exchange your shares over the telephone, unless you have specifically declined this option. If you do not wish to have this ability, you must mark the appropriate section of the investment application. You may only sell shares over the telephone if the amount is less than $100,000.

o     To sell your Fund shares by telephone, call Touchstone at 1.800.543.0407.

o Shares held in IRA accounts and qualified retirement plans cannot be sold by telephone.

o If we receive your sale request by the close of the regular session of trading on the NYSE, generally 4:00 p.m. ET, on a day when the NYSE is open for regular trading, the sale of your shares will be processed at the next determined NAV on that day. Otherwise it will occur on the next business day.

o Interruptions in telephone service could prevent you from selling your shares by telephone when you want to. When you have difficulty making telephone sales, you should mail to Touchstone (or send by overnight delivery), a written request for the sale of your shares.

o In order to protect your investment assets, Touchstone will only follow instructions received by telephone that it reasonably believes to be genuine. However, there is no guarantee that the instructions relied upon will always be genuine and Touchstone will not be liable, in those cases. Touchstone has certain procedures to confirm that telephone instructions are genuine. If it does not follow such procedures in a particular case, it may be liable for any losses due to unauthorized or fraudulent instructions. Some of these procedures may include:

      o     Requiring personal identification

      o Making checks payable only to the owner(s) of the account shown on Touchstone's records

      o Mailing checks only to the account address shown on Touchstone's records

      o Directing wires only to the bank account shown on Touchstone's records

      o Providing written confirmation for transactions requested by telephone

      o     Digital recording instructions received by telephone

BY MAIL

      o     Write to Touchstone.

      o     Indicate the number of shares or dollar amount to be sold.

      o     Include your name and account number.

      o Sign your request exactly as your name appears on your investment application.

      o You may be required to have your signature guaranteed (See "Signature Guarantees" in this Prospectus for more information).

BY WIRE

      o     Complete the appropriate information on the investment application.

      o If your proceeds are $1,000 or more, you may request that Touchstone wire them to your bank account.

      o     You may be charged a fee by Touchstone's custodian and by your bank.

      o Redemption proceeds will only be wired to a commercial bank or brokerage firm in the United States.

      o Your redemption proceeds may be deposited without a charge directly into your bank account through an ACH transaction. Contact Touchstone for more information.

THROUGH A SYSTEMATIC WITHDRAWAL PLAN

      o You may elect to receive, or send to a third party, withdrawals of $50 or more if your account value is at least $5,000.

      o Withdrawals can be made monthly, quarterly, semiannually or annually.

      o     There is no special fee for this service.

      o     There is no minimum amount required for retirement plans.

ooo SPECIAL TAX CONSIDERATION
Systematic withdrawals may result in the sale of your shares at a loss or may result in taxable investment gains.

THROUGH YOUR FINANCIAL ADVISOR OR PROCESSING ORGANIZATION

o You may also sell shares by contacting your financial advisor or processing organization, which may charge you a fee for this service. Shares held in street name must be sold through your financial advisor or, if applicable, the processing organization.

o Your financial advisor or processing organization is responsible for making sure that sale requests are transmitted to Touchstone in proper form and in a timely manner.

ooo SPECIAL TAX CONSIDERATION
Selling your shares may cause you to incur a taxable gain or loss.

o INVESTOR ALERT: Unless otherwise specified, proceeds will be sent to the record owner at the address shown on Touchstone's records.

CONTINGENT DEFERRED SALES CHARGE ("CDSC")
--------------------------------------------------------------------------------
If you purchase $1 million or more Class A shares at NAV, a CDSC of 1.00% may be charged on redemptions made within 1 year of your purchase.

The CDSC will not apply to redemptions of shares you received through reinvested dividends or capital gains distributions and may be waived under certain circumstances described below. The CDSC will be assessed on the lesser of your shares' NAV at the time of redemption or the time of purchase. The CDSC is paid to Touchstone to reimburse expenses incurred in providing distribution-related services to the Fund.

No CDSC is applied if:

      o The redemption is due to the death or post-purchase disability of a shareholder

      o The redemption is from a systematic withdrawal plan and represents no more than 10% of your annual account value

      o The redemption is a benefit payment made from a qualified retirement plan, unless the redemption is due to termination of the plan or transfer of the plan to another financial institution

      o The redemption is for a mandatory withdrawal from a traditional IRA account after age 70 1/2

When we determine whether a CDSC is payable on a redemption, we assume that:

      o     The redemption is made first from amounts not subject to a CDSC;
            then

      o From the earliest purchase payment(s) that remain invested in the Fund

The SAI contains further details about the CDSC and the conditions for waiving the CDSC.

SIGNATURE GUARANTEES
--------------------------------------------------------------------------------
Some circumstances require that your request to sell shares be made in writing accompanied by an original Medallion Signature Guarantee. A Medallion Signature Guarantee helps protect you against fraud. You can obtain one from most banks or securities dealers, but not from a notary public. Some circumstances that may require an original Medallion Signature Guarantee include:

      o     Proceeds from the sale of shares of $100,000 or more

      o Proceeds to be paid when information on your investment application has been changed within the last 30 days (including a change in your name or your address, or the name or address of a payee)

      o Proceeds are being sent to an address other than the address of record

      o Proceeds or shares are being sent/transferred from a joint account to an individual's account

      o Sending proceeds via wire or ACH when bank instructions have been added or changed within 30 days of your redemption request

      o Proceeds or shares are being sent/transferred between accounts with different account registrations

MARKET TIMING POLICY
--------------------------------------------------------------------------------

Market timing or excessive trading in accounts that you own or control may disrupt portfolio investment strategies, may increase brokerage and administrative costs, and may negatively impact investment returns for all shareholders, including long-term shareholders who do not generate these costs. In addition, there are specific risks that apply to investments in small cap securities that may impact the Fund. These include the risk that a small cap security may be so thinly traded that its price is stale, causing a fund that holds a large position of that security to be a target for market timers. The Fund will take reasonable steps to discourage excessive short-term trading and will not knowingly accommodate frequent purchases and redemptions of Fund shares by shareholders. The Board of Trustees has adopted the following policies and procedures with respect to market timing of the Fund by shareholders. The Fund will monitor selected trades on a daily basis in an effort to deter excessive short-term trading. If the Fund has reason to believe that a shareholder has engaged in excessive short-term trading, the Fund may ask the shareholder to stop such activities or restrict or refuse to process purchases or exchanges in the shareholder's accounts. While the Fund cannot assure the prevention of all excessive trading and market timing, by making these judgments the Fund believes it is acting in a manner that is in the best interests of its shareholders. However, because the Fund cannot prevent all market timing, shareholders may be subject to the risks described above.

Generally, a shareholder may be considered a market timer if he or she has (i) requested an exchange or redemption out of any of the Touchstone Funds within 2 weeks of an earlier purchase or exchange request out of any Touchstone Fund, or
(ii) made more than 2 "round-trip" exchanges within a rolling 90 day period. A "round-trip" exchange occurs when a shareholder exchanges from one Touchstone Fund to another Touchstone Fund and back to the original Touchstone Fund. If a shareholder exceeds these limits, the Fund may restrict or suspend that shareholder's exchange privileges and subsequent exchange requests during the suspension will not be processed. The Fund may also restrict or refuse to process purchases by the shareholder. These policies and procedures generally do not apply to purchases and redemptions of money market funds (except in the case of an exchange request into a Touchstone non-money market fund), exchanges between money market funds and systematic purchases and redemptions.

Financial intermediaries (such as investment advisers and broker-dealers) often establish omnibus accounts in the Fund for their customers in which transactions are placed. If the Fund identifies excessive trading in such an account, the Fund may instruct the intermediary to restrict the investor responsible for the excessive trading from further trading in the Fund. However, some omnibus accounts submit daily aggregate purchase and redemption orders reflecting the trade orders of multiple unidentified investors. In these situations, the Fund cannot monitor trading activity by individual shareholders who may be engaged in market timing.

The Fund applies these policies and procedures uniformly to all shareholders believed to be engaged in market timing or excessive trading. The Fund has no arrangements to permit any investor to trade frequently in shares of the Fund, nor will it enter into any such arrangements in the future.

HOUSEHOLDING POLICY
--------------------------------------------------------------------------------
The Fund will send one copy of prospectuses and shareholder reports to households containing multiple shareholders with the same last name. This process, known as "householding," reduces costs and provides a convenience to shareholders. If you share the same last name and address with another shareholder and you prefer to receive separate prospectuses and shareholder reports, call Touchstone at 1.800.543.0407 and we will begin separate mailings to you within 30 days of your request. If you or others in your household invest in the Fund through a broker or other financial institution, you may receive separate prospectuses and shareholder reports, regardless of whether or not you have consented to householding on your investment application.

RECEIVING SALE PROCEEDS
--------------------------------------------------------------------------------
Touchstone will forward the proceeds of your sale to you (or to your financial advisor or processing organization) within 7 days (normally within 3 business days) after receipt of a proper request.

PROCEEDS SENT TO FINANCIAL ADVISORS OR PROCESSING ORGANIZATIONS. Proceeds that are sent to your financial advisor or processing organization will not usually be reinvested for you unless you provide specific instructions to do so. Therefore, the financial advisor or processing organization may benefit from the use of your money.

FUND SHARES PURCHASED BY CHECK. We may delay mailing your redemption proceeds for shares you recently purchased by check until your check clears, which may take up to 15 days. If you need your money sooner, you should purchase shares by bank wire.

REINSTATEMENT PRIVILEGE. You may, within 90 days of redemption, reinvest all or part of your sale proceeds by sending a written request and a check to Touchstone. If the redemption proceeds were from the sale of your Class A shares, you can reinvest into Class A shares of any Touchstone Fund at NAV. Reinvestment will be at the NAV next calculated after Touchstone receives your request. If you paid a CDSC on the reinstated amount, you will not be subject to a CDSC if you later redeem that amount.

ooo SPECIAL TAX CONSIDERATION
You should contact your tax advisor if you use the Reinstatement Privilege.

LOW ACCOUNT BALANCES. If your balance falls below the minimum amount required for your account, based on actual amounts you have invested (as opposed to a reduction from market changes), your account may be subject to an annual account maintenance fee or Touchstone may sell your shares and send the proceeds to you. This involuntary sale does not apply to retirement accounts or custodian accounts under the Uniform Gifts/Transfers to Minors Act ("UGTMA"). Touchstone will notify you if your shares are about to be sold and you will have 30 days to increase your account balance to the minimum amount.

DELAY OF PAYMENT. It is possible that the payment of your sale proceeds could be postponed or your right to sell your shares could be suspended during certain circumstances. These circumstances can occur:

o     When the NYSE is closed on days other than customary weekends and holidays

o     When trading on the NYSE is restricted

o When an emergency situation causes the Sub-Advisor to not be reasonably able to dispose of certain securities or to fairly determine the value of the Fund's net assets

o     During any other time when the SEC, by order, permits.

REDEMPTION IN KIND. Under unusual circumstances, when the Board of Trustees deems it appropriate, the Fund may make payment for shares redeemed in portfolio securities of the Fund taken at current value.

PRICING OF FUND SHARES
--------------------------------------------------------------------------------
The Fund's share price (also called "NAV") and offering price (NAV plus a sales charge, if applicable) is determined as of the close of trading (normally 4:00 p.m. ET) every day the NYSE is open. The Fund calculates its NAV per share, generally using market prices, by dividing the total value of its net assets by the number of shares outstanding. Shares are purchased or sold at the next offering price determined after your purchase or sale order is received in proper form by Touchstone or its authorized agent.

The Fund's equity investments are valued based on market value or, if no market value is available, based on fair value as determined by the Board of Trustees (or under their direction). The Fund may use pricing services to determine market value for investments. Some specific pricing strategies follow:

      o All short-term dollar-denominated investments that mature in 60 days or less are valued on the basis of amortized cost.

      o Securities mainly traded on a U.S. exchange are valued at the last sale price on that exchange or, if no sales occurred during the day, at the current quoted bid price.

      o All assets and liabilities initially expressed in foreign currency values will be converted into U.S. dollar values.

      o Securities mainly traded on a non-U.S. exchange are generally valued according to the preceding closing values on that exchange. However, if an event that may change the value of a security occurs after the time that the closing value on the non-U.S. exchange was determined, the security may be priced based on fair value. This may cause the value of the security on the books of the Fund to be significantly different from the closing value on the non-U.S. exchange and may affect the calculation of the NAV.

      o Because portfolio securities that are primarily listed on a non-U.S. exchange may trade on weekends or other days when the Fund does not price its shares, the Fund's NAV may change on days when shareholders will not be able to buy or sell shares.

Securities held by the Fund that do not have readily available market quotations, or securities for which the available market quotation is not reliable, are priced at their fair value using procedures approved by the Board of Trustees. For example, a small cap security may be so thinly traded that its price is stale, in which case the security would be priced at fair value. The Fund may invest in foreign securities traded on markets that close prior to the time the Fund determines its NAV. The Fund may use fair value pricing if the value of a security has been materially affected by events occurring before the Fund's pricing time but after the close of the primary markets on which the security is traded. The Fund may use fair value pricing if reliable market quotations are unavailable due to infrequent trading. The Fund may also use fair value pricing if the exchange on which a portfolio security is principally traded closes early or if trading in a particular portfolio security was halted during the day and did not resume prior to the Fund's NAV calculation. The use of fair value pricing has the effect of valuing a security based upon the price the Fund might reasonably expect to receive if it sold that security but does not guarantee that the security can be sold at the fair value price. With respect to any portion of the Fund's assets that is invested in other mutual funds, that portion of the Fund's NAV is calculated based on the NAV of that mutual fund. The prospectus for the other mutual fund explains the circumstances and effects of fair value pricing for that fund.

DISTRIBUTIONS AND TAXES

ooo SPECIAL TAX CONSIDERATION
You should consult your tax advisor to address your own tax situation.

The Fund intends to distribute to its shareholders substantially all of its income and capital gains. The Fund's dividends are distributed and paid annually. Distributions of any capital gains earned by the Fund will be made at least annually.

TAX INFORMATION
--------------------------------------------------------------------------------
DISTRIBUTIONS. The Fund will make distributions of dividends that may be taxed at the rate of 15% (which may be taxed at different rates depending on the length of time the Fund holds its assets). The Fund's distributions may be subject to federal income tax whether you reinvest such dividends in additional shares of the Fund or choose to receive cash.

ORDINARY INCOME. Income and short-term capital gains that are distributed to you are taxable as ordinary income for federal income tax purposes regardless of how long you have held your Fund shares. To the extent the underlying income of a Fund consists of qualified dividend income, income distributions by the Fund may be subject to a maximum federal income tax rate of 15% for individuals and may qualify for the dividends received deduction for corporations.

LONG-TERM CAPITAL GAINS. Long-term capital gains distributed to you are taxable as long-term capital gains for federal income tax purposes regardless of how long you have held your Fund shares. The maximum individual tax rate on net long-term capital gains is 15%.

ooo SPECIAL TAX CONSIDERATION
For federal income tax purposes, an exchange of shares is treated as a sale of the shares and a purchase of the shares you receive in exchange. Therefore, you may incur a taxable gain or loss in connection with the exchange.

BACKUP WITHHOLDING. The Fund may be required to withhold U.S. federal income tax on all taxable distributions and sales payable to shareholders who fail to provide their correct taxpayer identification number or to make required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. The current backup withholding rate is 28%.

STATEMENTS AND NOTICES. You will receive an annual statement outlining the tax status of your distributions. You will also receive written notices of certain foreign taxes and distributions paid by the Fund during the prior taxable year.

TOUCHSTONE INVESTMENTS

DISTRIBUTOR
Touchstone Securities, Inc.
303 Broadway, Suite 1100
Cincinnati, OH  45202-4203
800.638.8194
www.touchstoneinvestments.com
-----------------------------

INVESTMENT ADVISOR
Touchstone Advisors, Inc.
303 Broadway, Suite 1100
Cincinnati, OH  45202-4203

TRANSFER AGENT
Integrated Investment Services, Inc.
P.O. Box 5354
Cincinnati, Ohio 45201-5354

SHAREHOLDER SERVICES
800.543.0407

A Member of Western & Southern Financial Group(R)

For investors who want more information about the Fund, the following documents are available free upon request:

STATEMENT OF ADDITIONAL INFORMATION ("SAI"): The SAI provides more detailed information about the Fund and is legally a part of this Prospectus.

ANNUAL/SEMIANNUAL REPORTS: The Fund's annual and semiannual reports ("financial reports") provide additional information about the Fund's investments. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

You can get free copies of the SAI, the financial reports, other information and answers to your questions about the Fund by contacting your financial advisor, or the Fund at:

Touchstone Investments
P.O. Box 5354
Cincinnati, Ohio 45201-5354
1.800.543.0407

The SAI and financial reports are also available on the touchstone investments website at http://www.touchstoneinvestments.com.

Information about the Fund (including the SAI) can be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. You can receive information about the operation of the public reference room by calling the SEC at 1.202.551.8090.

Reports and other information about the Fund are available on the EDGAR database of the SEC's internet site at http://www.sec.gov. For a fee, you can get text-only copies of reports and other information by writing to the Public Reference Section of the SEC, 100 F Street, NE, Washington, D.C. 20549-2000, or by sending an e-mail request to: publicinfo@sec.gov.

Investment Company Act file no. 811-3651